UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 10, 2013

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 10, 2013, Meta Financial Group, Inc. (the “Company”) and its wholly-owned subsidiary, MetaBank, entered into a Sales Agency Agreement (the “Agreement”) with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), pursuant to which the Company may issue and sell from time to time, through an at-the-market equity offering program through Sandler O’Neill, as the Company’s sales agent, shares of the Company’s common stock (“Common Stock”), having an aggregate offering price of up to $20,000,000.

Sales of shares of Common Stock pursuant to the Agreement, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Global Market at market prices prevailing at the time of the sale, at prices related to the prevailing market prices, or at negotiated prices.

Shares of Common Stock sold pursuant to the Agreement will be issued pursuant to the prospectus supplement (the “Prospectus Supplement”), filed with the Securities and Exchange Commission (the “Commission”) on June 10, 2013, to the prospectus (the “Prospectus”) filed with the Commission as part of the Company’s Registration Statement on Form S-3 declared effective by the Commission on June 7, 2013 (File No. 333-188535) (the “Registration Statement”).  Prospective investors should read the Prospectus Supplement, the Prospectus and all documents incorporated therein. A copy of the Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.  The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 99.1.

Item 8.01.	Other Events.

Attached as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated herein by reference, is the Company’s press release announcing the commencement of an at-the-market equity offering program described above under Item 1.01.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s Registration Statement and are incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

5.1	Opinion of Katten Muchin Rosenman LLP regarding validity of the securities to be issued

23.1	Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1)

99.1	Sales Agency Agreement, dated June 10, 2013, among Meta Financial Group, Inc., MetaBank and Sandler O’Neill & Partners, L.P.

99.2	Press Release, dated June 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ David W Leedom
David W. Leedom
Executive Vice President, Secretary, Treasurer,
and Chief Financial Officer

Date:  June 10, 2013

EXHIBIT LIST

Exhibit No.	Description

5.1	Opinion of Katten Muchin Rosenman LLP regarding validity of the securities to be issued

23.1	Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1)

99.1	Sales Agency Agreement, dated June 10, 2013, among Meta Financial Group, Inc., MetaBank and Sandler O’Neill & Partners, L.P.

99.2	Press Release, dated June 10, 2013